iShares®

iShares Trust

iShares Inc.

Supplement dated July 13, 2007

to the Prospectuses for all series of iShares Trust

and iShares Inc. (collectively, the “Funds”)

The information in this Supplement updates information in, and should be read in conjunction with, each Prospectus.

On July 2, 2007, State Street Corporation acquired Investors Financial Services Corporation, the parent company of Investors Bank & Trust Company which provides administrative, custodial and transfer agency services for the Funds. As a result, all references to Investors Bank & Trust, Investors Bank and IBT are changed to State Street Bank and Trust Company, State Street Bank and SSBT, respectively.

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

®iShares is a registered trademark of Barclays Global Investors, N.A.	BGI-A-100-07007

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE

iShares Trust

Supplement dated July 13, 2007 to the

Statements of Additional Information (“SAI”) for all series of iShares Trust (collectively, the “Funds”)

The information in this Supplement updates information in, and should be read in conjunction with, each SAI.

On July 2, 2007, State Street Corporation acquired Investors Financial Services Corporation, the parent company of Investors Bank & Trust Company which provides administrative, custodial and transfer agency services for the Funds. As a result, all references to Investors Bank & Trust, Investors Bank and IBT are changed to State Street Bank and Trust Company, State Street Bank and SSBT, respectively.

iShares® is a registered trademark of Barclays Global Investors, N.A.	BGI-A-200-07007

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE